                       POWER OF ATTORNEY OF DIRECTOR OF
                           PROVIDENT COMPANIES, INC.


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Provident Companies, Inc., a Delaware corporation, which proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the year ended December 31, 1998, hereby constitutes and appoints J. Harold Chandler, F. Dean Copeland, or Susan N. Roth, as his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution to do any and all acts and things and execute, for him/her and in his/her name, place and stead, said form and any and all amendments thereto and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agent, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of March 29, 1999.

                              /s/ William L. Armstrong
                              ----------------------------
                              William L. Armstrong

                        POWER OF ATTORNEY OF DIRECTOR OF
                           PROVIDENT COMPANIES, INC.


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Provident Companies, Inc., a Delaware corporation, which proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the year ended December 31, 1998, hereby constitutes and appoints J. Harold Chandler, F. Dean Copeland, or Susan N. Roth, as his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution to do any and all acts and things and execute, for him/her and in his/her name, place and stead, said form and any and all amendments thereto and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agent, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of March 30, 1999.

                              /s/ William H. Bolinder
                              ----------------------------
                              William H. Bolinder

                        POWER OF ATTORNEY OF DIRECTOR OF
                           PROVIDENT COMPANIES, INC.


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Provident Companies, Inc., a Delaware corporation, which proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the year ended December 31, 1998, hereby constitutes and appoints J. Harold Chandler, F. Dean Copeland, or Susan N. Roth, as his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution to do any and all acts and things and execute, for him/her and in his/her name, place and stead, said form and any and all amendments thereto and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agent, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of March 28, 1999.

                               /s/ Charlotte M. Heffner
                              ------------------------------
                              Charlotte M. Heffner

                        POWER OF ATTORNEY OF DIRECTOR OF
                           PROVIDENT COMPANIES, INC.


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Provident Companies, Inc., a Delaware corporation, which proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the year ended December 31, 1998, hereby constitutes and appoints J. Harold Chandler, F. Dean Copeland, or Susan N. Roth, as his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution to do any and all acts and things and execute, for him/her and in his/her name, place and stead, said form and any and all amendments thereto and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agent, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of March 28, 1999.

                              /s/ Hugh B. Jacks
                              -------------------------
                              Hugh B. Jacks

                        POWER OF ATTORNEY OF DIRECTOR OF
                           PROVIDENT COMPANIES, INC.


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Provident Companies, Inc., a Delaware corporation, which proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the year ended December 31, 1998, hereby constitutes and appoints J. Harold Chandler, F. Dean Copeland, or Susan N. Roth, as his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution to do any and all acts and things and execute, for him/her and in his/her name, place and stead, said form and any and all amendments thereto and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agent, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of March 28, 1999.

                              /s/ Hugh O. Maclellan, Jr.
                              --------------------------------
                              Hugh O. Maclellan, Jr.

                        POWER OF ATTORNEY OF DIRECTOR OF
                           PROVIDENT COMPANIES, INC.


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Provident Companies, Inc., a Delaware corporation, which proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the year ended December 31, 1998, hereby constitutes and appoints J. Harold Chandler, F. Dean Copeland, or Susan N. Roth, as his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution to do any and all acts and things and execute, for him/her and in his/her name, place and stead, said form and any and all amendments thereto and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agent, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of March 29, 1999.

                              /s/ Pat MacMillan
                              __________________________
                              Pat MacMillan

                        POWER OF ATTORNEY OF DIRECTOR OF
                           PROVIDENT COMPANIES, INC.


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Provident Companies, Inc., a Delaware corporation, which proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the year ended December 31, 1998, hereby constitutes and appoints J. Harold Chandler, F. Dean Copeland, or Susan N. Roth, as his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution to do any and all acts and things and execute, for him/her and in his/her name, place and stead, said form and any and all amendments thereto and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agent, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of March 29, 1999.

                               /s/ C. William Pollard
                              -----------------------
                              C. William Pollard

                        POWER OF ATTORNEY OF DIRECTOR OF
                           PROVIDENT COMPANIES, INC.


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Provident Companies, Inc., a Delaware corporation, which proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the year ended December 31, 1998, hereby constitutes and appoints J. Harold Chandler, F. Dean Copeland, or Susan N. Roth, as his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution to do any and all acts and things and execute, for him/her and in his/her name, place and stead, said form and any and all amendments thereto and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agent, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of March 30, 1999.


                              /s/ Scott L. Probasco, Jr.
                              ____________________________
                              Scott L. Probasco, Jr.

                        POWER OF ATTORNEY OF DIRECTOR OF
                           PROVIDENT COMPANIES, INC.


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Provident Companies, Inc., a Delaware corporation, which proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the year ended December 31, 1998, hereby constitutes and appoints J. Harold Chandler, F. Dean Copeland, or Susan N. Roth, as his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution to do any and all acts and things and execute, for him/her and in his/her name, place and stead, said form and any and all amendments thereto and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agent, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of March 30, 1999.

                              /s/ Steven S Reinemund
                              --------------------------
                              Steven S Reinemund

                        POWER OF ATTORNEY OF DIRECTOR OF
                           PROVIDENT COMPANIES, INC.


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Provident Companies, Inc., a Delaware corporation, which proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the year ended December 31, 1998, hereby constitutes and appoints J. Harold Chandler, F. Dean Copeland, or Susan N. Roth, as his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution to do any and all acts and things and execute, for him/her and in his/her name, place and stead, said form and any and all amendments thereto and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agent, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of March 29, 1999.

                               /s/ Burton E. Sorensen
                              -------------------------
                              Burton E. Sorensen